Exhibit 99.2
NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
METRICS SUMMARY
(UNAUDITED)
DISCLAIMER:
The Company strongly encourages investors to read its annual and quarterly filings with the Securities and Exchange Commission (the “SEC Filings”), including the financial statements and description of risk factors therein. Although certain information included in this chart is intended to be identical to information in the SEC Filings, in the event of a conflict between information included in the SEC Filings and in this chart, the SEC Filings should be relied upon. Other information included in this chart represents financial metrics compiled by the Company for internal use in analyzing certain aspects of its business (the “Internal Metrics”). The Internal Metrics represent management’s good faith estimates as of the date of this chart, and the Company makes no guarantee as to either their accuracy or completeness. The Company does not undertake any obligation to update this chart to reflect new information, future events or otherwise.

TOTAL COMPANY
All numbers in $000s except Per Share, DSO, People data and	2010			2010	2009				2009	2008
percentages	Q3	Q2	Q1	Full Year	Q4	Q3	Q2	Q1	Full Year	Full Year

Revenues Before Reimbursements	$153,222	$154,617	$153,870	$461,709	$153,051	$159,153	$157,332	$167,212	$636,748	$727,062
Reimbursements	21,625	17,706	19,680	59,011	20,907	18,210	16,224	15,150	70,491	83,578
Total Revenues	174,847	172,323	173,550	520,720	173,958	177,363	173,556	182,362	707,239	810,640
Y/Y Growth rate	-1%	-1%	-5%	N/A	-10%	-10%	-18%	-12%	-13%	6%
Q/Q Growth rate	1%	-1%	0%	N/A	-2%	2%	-5%	-6%	N/A	N/A

Geographic Revenues as % of Total
U.S. Operations	88%	86%	84%	84%	82%	84%	84%	86%	84%	83%
Non U.S. Operations	12%	14%	16%	16%	18%	16%	16%	14%	16%	17%

Cost of Services Before Reimbursements	102,368	102,128	102,230	306,726	103,766	100,545	101,967	110,267	416,545	444,035
% of Revenues Before Reimbursements	67%	66%	66%	66%	68%	63%	65%	66%	65%	61%

General & Administrative Expenses	30,789	29,089	30,460	90,338	28,142	32,500	33,513	34,893	129,048	155,378
% of Revenues Before Reimbursements	20%	19%	20%	20%	18%	20%	21%	21%	20%	21%

EBITDA (1)	20,965	23,400	21,180	65,545	19,013	25,238	17,627	21,752	83,630	124,976
% of Revenues Before Reimbursements	14%	15%	14%	14%	12%	16%	11%	13%	13%	17%
Adjusted EBITDA (excluding office consolidation and severance expense) (1)	21,448	24,407	22,016	67,871	25,448	27,653	23,192	25,059	101,352	131,909
% of Revenues Before Reimbursements	14%	16%	14%	15%	17%	17%	15%	15%	16%	18%

Operating Income	14,269	16,885	14,583	45,737	11,603	17,716	9,528	12,884	51,731	88,754
% of Revenues Before Reimbursements	9%	11%	9%	10%	8%	11%	6%	8%	8%	12%
Net Income	9,223	7,828	6,447	23,498	4,789	8,340	3,385	5,433	21,947	40,057
% of Revenues Before Reimbursements	6%	5%	4%	5%	3%	5%	2%	3%	3%	6%
Y/Y Growth rate	11%	131%	19%	N/A	-58%	6%	-66%	-50%	-45%	20%
Q/Q Growth rate	18%	21%	35%	N/A	-43%	146%	-38%	-52%	N/A	N/A

Net Income Per Diluted Share (EPS)	0.18	0.16	0.13	0.47	0.10	0.17	0.07	0.11	0.44	0.83

Adjusted Net Income Per Diluted Share (excluding the net income impact of office consolidation, severance expense and non recurring foreign tax elections) (2)	0.16	0.17	0.14	0.46	0.18	0.20	0.14	0.16	0.68	0.95
Shares used in computing income per diluted share	50,518	50,264	50,096	50,292	50,018	49,954	49,756	49,449	49,795	48,285

Balance Sheet
Cash and cash equivalents	5,383	3,000	361	5,383	49,144	13,342	5,132	6,743	49,144	23,134
Trade accounts receivable, net	178,881	162,227	174,690	178,881	163,608	185,129	187,201	188,824	163,608	170,464
Days sales outstanding (DSO)	86	79	83	N/A	78	87	91	87	N/A	N/A
Debt	199,370	202,549	197,275	199,370	219,375	222,326	239,717	260,522	219,375	232,479

Share-based compensation expense related to consulting personnel	980	1,040	801	2,821	869	955	1,333	1,926	5,083	9,087

Employee Data (Period End) (3)
Billable	1,652	1,668	1,661	1,652	1,666	1,716	1,778	1,920	1,666	1,931
Non-billable	508	522	518	508	511	514	535	573	511	577
Total	2,160	2,190	2,179	2,160	2,177	2,230	2,313	2,493	2,177	2,508

(1)	EBITDA and Adjusted EBITDA are non-GAAP financial measures. See accompanying schedule for reconciliation to operating income.

(2)	Adjusted EPS is a non-GAAP financial measure and excludes the net income impact from other operating costs and benefits, severance expense and non recurring foreign tax elections.

(3)	Employee Data represents FTE employees (adjusted for part-time status).

SEGMENT INFORMATION (4)
	2010			2010	2009				2009	2008
All numbers in $000s except Per Share, People data and percentages	Q3	Q2	Q1	Full Year	Q4	Q3	Q2	Q1	Full Year	Full Year

Business Segment Revenues
Dispute and Investigative Services	71,279	63,867	67,894	$203,040	72,160	76,010	76,758	77,496	$302,424	$356,524
% of Total Revenues	41%	37%	39%	39%	41%	43%	44%	43%	43%	43%
Business Consulting Services	68,894	71,756	66,250	206,900	67,419	65,450	63,393	73,516	269,778	329,550
% of Total Revenues	39%	42%	38%	40%	39%	37%	37%	40%	38%	41%
International Consulting	16,443	18,078	20,797	55,318	21,780	21,279	19,250	17,303	79,612	87,673
% of Total Revenues	9%	10%	12%	11%	13%	12%	11%	9%	11%	11%
Economic Consulting	18,231	18,622	18,609	55,462	12,599	14,624	14,155	14,047	55,425	36,893
% of Total Revenues	10%	11%	11%	11%	7%	8%	8%	8%	8%	5%

Total Company	$174,847	$172,323	$173,550	$520,720	$173,958	$177,363	$173,556	$182,362	$707,239	$810,640

Business Segment Revenues Before Reimbursements
Dispute and Investigative Services	64,997	59,737	63,338	188,072	65,359	69,260	70,124	71,903	276,646	324,458
% of Revenues Before Reimbursements	42%	39%	41%	41%	43%	43%	45%	43%	44%	44%
Business Consulting Services	58,406	63,430	57,399	179,235	58,717	58,749	57,883	66,906	242,255	290,257
% of Revenues Before Reimbursements	38%	41%	37%	39%	38%	37%	37%	40%	38%	40%
International Consulting	13,231	14,484	16,145	43,860	17,512	17,266	16,067	15,516	66,361	76,605
% of Revenues Before Reimbursements	9%	9%	11%	9%	11%	11%	10%	9%	10%	11%
Economic Consulting	16,588	16,966	16,988	50,542	11,463	13,878	13,258	12,887	51,486	35,742
% of Revenues Before Reimbursements	11%	11%	11%	11%	8%	9%	8%	8%	8%	5%

Total Company	$153,222	$154,617	$153,870	$461,709	$153,051	$159,153	$157,332	$167,212	$636,748	$727,062

Segment Operating Profit (5)
Dispute and Investigative Services	26,738	21,585	25,408	73,731	25,966	30,025	28,369	28,234	112,594	143,870
% of Revenues Before Reimbursements	41%	36%	40%	39%	40%	43%	40%	39%	41%	44%
Business Consulting Services	19,817	23,148	19,017	61,982	18,881	21,763	20,332	23,452	84,428	115,280
% of Revenues Before Reimbursements	34%	36%	33%	35%	32%	37%	35%	35%	35%	40%
International Consulting	1,680	3,663	3,740	9,083	2,661	4,793	4,406	4,176	16,036	22,606
% of Revenues Before Reimbursements	13%	25%	23%	21%	15%	28%	27%	27%	24%	30%
Economic Consulting	5,585	6,273	6,296	18,154	3,402	5,239	4,888	4,644	18,173	14,121
% of Revenues Before Reimbursements	34%	37%	37%	36%	30%	38%	37%	36%	35%	40%

Total Company	$53,820	$54,669	$54,461	$162,950	$50,910	$61,820	$57,995	$60,506	$231,231	$295,877
% of Revenues Before Reimbursements	35%	35%	35%	35%	33%	39%	37%	36%	36%	41%

Other Operating Data

Average Billable Full Time Equivalent Headcount
Dispute and Investigative Services	627	642	647	639	701	716	764	810	747	820
Business Consulting Services	703	699	706	703	668	699	735	804	727	836
International Consulting	189	200	212	200	211	215	233	226	221	208
Economic Consulting	136	119	114	123	105	104	100	101	102	62
Total Company	1,655	1,660	1,679	1,665	1,685	1,734	1,832	1,941	1,797	1,926
Average Bill Rate (excluding success fees)
Dispute and Investigative Services	296	300	292	297	282	280	276	278	279	284
Business Consulting Services	219	217	218	234	223	215	210	219	216	223
International Consulting	280	259	263	265	267	259	239	233	248	294
Economic Consulting	375	385	367	375	342	347	344	343	344	332
Total Company	267	266	264	272	260	255	250	252	254	260
Average Utilization (based off 1,850 hrs)
Dispute and Investigative Services	72%	69%	75%	72%	75%	74%	72%	73%	74%	78%
Business Consulting Services	79%	81%	80%	80%	79%	79%	75%	77%	77%	80%
International Consulting	54%	60%	65%	59%	67%	68%	61%	67%	66%	69%
Economic Consulting	69%	76%	90%	78%	76%	81%	87%	85%	82%	96%
Total Company	73%	73%	77%	74%	76%	76%	73%	75%	75%	79%

(4)	During the first quarter of 2010, we made organizational changes in our business which resulted in the formation of additional operating segments and the repositioning of certain service offerings between the segments. Prior year comparative segment data has been restated to be consistent with the current presentation.

(5)	Segment Operating Profit is a measure of profit used by management and excludes certain expense amounts not allocated to the specific reporting segments.

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
RECONCILIATION OF NON GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(UNAUDITED)
Non-GAAP Financial Information
This metrics summary includes certain non-GAAP financial information as defined by Securities and Exchange Commission Regulation G. Pursuant to the requirements of this regulation, reconciliations of this non-GAAP financial information to the Company’s financial statements as prepared under generally accepted accounting principles (GAAP) are included in this metrics summary. During 2009, the Company incurred significant severance expense as staffing levels were adjusted to market demand and Navigant executed its strategic refresh initiative involving the redeployment of certain resources. The Company also continues to be impacted by office consolidation costs and benefits due to its real estate initiatives including the impact of closing certain offices and changes in market conditions associated with expected sublease proceeds. During the quarter ended September 30, 2010, the Company recorded a non recurring benefit from a tax election related to certain of its foreign entities. Adjusted EBITDA and adjusted operating income excludes the impact of severance and office consolidation costs and benefits and adjusted earnings per share excludes the net income impact of severance, office consolidation costs and benefits and the non recurring benefit from a tax election related to certain of its foreign entities in all periods presented. Severance expense and office consolidation costs and benefits are not considered to be non recurring, infrequent or unusual to our business, however, management believes providing investors with this information gives additional insights into Navigant’s operating performance. While management believes that these non-GAAP financial measures are useful in evaluating Navigant’s operations, this information should be considered as supplemental in nature and not as a substitute for or superior to, any measure prepared in accordance with GAAP.
EBITDA and Adjusted EBITDA
EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA provides useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for interest, debt service, taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. Adjusted EBITDA excludes the impact of severance and office consolidation costs and benefits as discussed above. This measure should be considered as supplemental in nature and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

	2010			2010	2009				2009	2008
	Q3	Q2	Q1	Full Year	Q4	Q3	Q2	Q1	Full Year	Full Year

Operating Income	$14,269	$16,885	$14,583	$45,737	$11,603	$17,716	$9,528	$12,884	$51,731	$88,754
Depreciation	3,528	3,553	3,801	10,882	4,288	4,352	4,320	4,640	17,600	17,302
Accelerated depreciation — office closures included in other operating costs and benefit	—	—	—	—	175	115	387	608	1,285	2,534
Amortization	3,168	2,962	2,796	8,926	2,947	3,055	3,392	3,620	13,014	16,386

EBITDA	20,965	23,400	21,180	65,545	19,013	25,238	17,627	21,752	83,630	124,976

Add:
Other operating costs (benefit) office consolidation (excluding depreciation above)	(900)	—	—	(900)	2,130	870	4,225	300	7,525	2,673
Severance expense	1,383	1,007	836	3,226	4,305	1,545	1,340	3,007	10,197	4,260

Adjusted EBITDA (excluding office consolidation and severance expense)	21,448	24,407	22,016	67,871	25,448	27,653	23,192	25,059	101,352	131,909

General and administrative expenses	30,789	29,089	30,460	90,338	28,142	32,500	33,513	34,893	129,048	155,378
Long term compensation expense related to consulting personnel (including share based compensation)	2,966	2,180	2,821	7,967	1,625	3,212	2,630	3,561	11,028	12,850
Severance expense added above	(1,383)	(1,007)	(836)	(3,226)	(4,305)	(1,545)	(1,340)	(3,007)	(10,197)	(4,260)

Total Segment Operating Profit	$53,820	$54,669	$54,461	$162,950	$50,910	$61,820	$57,995	$60,506	$231,231	$295,877
Adjusted earnings per share (adjusted to exclude the net income impact from office consolidation costs and benefits, severance expense and non recurring foreign tax elections)
The Company discloses adjusted earnings per share to exclude the net income impact from office consolidation costs and benefits, severance expense and non recurring foreign tax elections as discussed above. Management believes the adjusted earnings per share information provides additional insights into Navigant’s ongoing operating performance. This measure should be considered as supplemental in nature and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

	2010			2010	2009				2009	2008
	Q3	Q2	Q1	Full Year	Q4	Q3	Q2	Q1	Full Year	Full Year

Other operating costs (benefit) — office consolidation	$(900)	$—	$—	$(900)	$2,305	$985	$4,612	$908	$8,810	$5,207
Income tax (benefit) (6)	363	—	—	363	(930)	(397)	(1,860)	(366)	(3,553)	(2,100)

Net income impact of other operating costs (benefit) — office consolidation	$(537)	$—	$—	$(537)	$1,375	$588	$2,752	$542	$5,257	$3,107

Shares used in computing income per diluted share	50,518	50,264	50,096	50,292	50,018	49,954	49,756	49,449	49,795	48,285

Diluted income per share impact of other operating costs (benefit) — office consolidation	$(0.01)	$—	$—	$(0.01)	$0.03	$0.01	$0.06	$0.01	$0.11	$0.06

Severance expense	$1,383	$1,007	$836	$3,226	$4,305	$1,545	$1,340	$3,007	$10,197	$4,260
Income tax (benefit)(6)	(415)	(371)	(322)	(1,108)	(1,442)	(480)	(497)	(1,170)	(3,589)	(1,512)

Net income impact of severance expense	$968	$636	$514	$2,118	$2,863	$1,065	$843	$1,837	$6,608	$2,748

Shares used in computing income per diluted share	50,518	50,264	50,096	50,292	50,018	49,954	49,756	49,449	49,795	48,285

Diluted income per share impact of severance expense	$0.02	$0.01	$0.01	$0.04	$0.06	$0.02	$0.02	$0.04	$0.13	$0.06

Net income	$9,223	$7,828	$6,447	$23,498	$4,789	$8,340	$3,385	$5,433	$21,947	$40,057

Net income impact of other operating costs (benefit) — office consolidation	(537)	—	—	(537)	1,375	588	2,752	542	5,257	3,107
Net income impact of severance expense	968	636	514	2,118	2,863	1,065	843	1,837	6,608	2,748
Non recurring foreign tax elections	(1,751)	—	—	(1,751)

Adjusted net income, excluding the net income impact of office consolidation, severance expense and non recurring foreign tax elections	$7,903	$8,464	$6,961	$23,328	$9,027	$9,993	$6,980	$7,812	$33,812	$45,912

Shares used in computing income per diluted share	50,518	50,264	50,096	50,292	50,018	49,954	49,756	49,449	49,795	48,285

Adjusted earnings per share, excluding the net income impact of office consolidation, severance expense and non recurring foreign tax elections	$0.16	$0.17	$0.14	$0.46	$0.18	$0.20	$0.14	$0.16	$0.68	$0.95

(6)	Effective income tax (benefit) has been determined based on specific tax jurisdiction.